SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 3, 2004

                         JONES LANG LASALLE INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                    001-13145                   36-4150422
(State or other jurisdiction       (Commission                (IRS Employer
     of Incorporation              File Number)            Identification No.)

  200 East Randolph Drive, Chicago, IL                                60601
  ------------------------------------                                -----
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On November 3, 2004, Jones Lang LaSalle Incorporated (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2004. The full text of this press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

      The following exhibit is included with this Report:

      99.1. Press release issued by Jones Lang LaSalle Incorporated on November 3, 2004 announcing its financial results for the third quarter ended September 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2004    JONES LANG LASALLE INCORPORATED

                                    By:    /s/ Lauralee E. Martin
                                           ------------------------------
                                    Name:  Lauralee E. Martin
                                    Title: Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated on November 3, 2004 announcing its financial results for the third quarter ended September 30, 2004.